                                                                   EXHIBIT 10.20

This Instrument Prepared by And
Upon Recordation Return to:

KATTEN MUCHIN ROSENMAN LLP
401 South Tryon Street, Suite 2600
Charlotte, North Carolina 28202
Attention: Daniel S. Huffenus, Esq.



                              NNN SOUTHPOINTE, LLC,
                A DELAWARE LIMITED LIABILITY COMPANY, as assignor
                            (collectively, Borrower)
                                       to
                 LASALLE BANK NATIONAL ASSOCIATION, as assignee
                                    (Lender)

                                   ASSIGNMENT
                               OF LEASES AND RENTS

                             Dated: August 18, 2006

                        Location: 8936 Southpointe Drive
                                  Indianapolis, Indiana

                                  5510 South East Street
                                  Indianapolis, Indiana

                                  1030 East County Line Road
                                  Indianapolis, Indiana

     THIS ASSIGNMENT OF LEASES AND RENTS ("ASSIGNMENT") made as of the 18th day of August, 2006, by NNN SOUTHPOINTE, LLC, a Delaware limited liability company ("BORROWER") to LASALLE BANK NATIONAL ASSOCIATION, a national banking association, having an address at 135 S. LaSalle Street, Suite 3410, Chicago, Illinois 60603, Attn: Real Estate Capital Markets, its successors and assigns, as assignee ("LENDER").

                                    RECITALS:

     Borrower by its promissory note of even date herewith given to Lender is indebted to Lender in the principal sum of Nine Million One Hundred Forty Six Thousand and No/100ths Dollars ($9,146,000.00) in lawful money of the United States of America (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

     Borrower desires to secure the payment of the Debt (defined below) and the performance of all of its obligations under the Note and the other Obligations as defined in Recital B of the Security Instrument (defined below).

                                    ARTICLE 1

                                   ASSIGNMENT

     Section 1.1 PROPERTY ASSIGNED. Borrower hereby absolutely and unconditionally assigns and grants to Lender the following property, rights, interests and estates, now owned, or hereafter acquired by Borrower:

          (a) LEASES. All existing and future leases affecting the use, enjoyment, or occupancy of all or any part of that certain lot or piece of land, more particularly described in EXHIBIT A annexed hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the "PROPERTY") and the right, title and interest of Borrower, its successors and assigns, therein and thereunder.

          (b) OTHER LEASES AND AGREEMENTS. All other leases, subleases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, whether made before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. Section 101 et seq., as the same may be amended from time to time (the "BANKRUPTCY CODE") together with any extension, renewal or replacement of the same, this Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment. The leases described in SUBSECTION 1.1(A) and the leases and other agreements described in this SUBSECTION 1.1(B), together with all other present and future leases and present and future agreements and any extension or renewal of the same are collectively referred to as the "LEASES".

          (c) RENTS. All rents, additional rents, revenues, income, issues and profits arising from the Leases and renewals and replacements thereof and any cash or security deposited in connection therewith and together with all rents, revenues, income, issues and profits from the use, enjoyment and occupancy of the Property, and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas and mining Leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Borrower under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Property, whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the "RENTS").

          (d) BANKRUPTCY CLAIMS. All of Borrower's claims and rights (the "BANKRUPTCY CLAIMS") to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code.

          (e) LEASE GUARANTIES. All of Borrower's right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support given by any guarantor in connection with any of the Leases (individually, a "LEASE GUARANTOR", collectively, the "LEASE GUARANTORS") to Borrower (individually, a "LEASE GUARANTY", collectively, the "LEASE GUARANTIES").

          (f) PROCEEDS. All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims (collectively, "PROCEEDS").

          (g) OTHER. All rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases and beneficiary under the Lease Guaranties, including without limitation, the immediate and continuing right to make claim for, receive, collect and receipt for, all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt or the Other Obligations), and to do all other things which Borrower or any lessor is or may become entitled to do under the Leases or the Lease Guaranties (collectively, "OTHER RIGHTS").

          (h) ENTRY. The right, at Lender's option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents.

          (i) POWER OF ATTORNEY. Borrower's irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in
     SECTION 3.1 of this Assignment and any or all other actions designated by Lender for the proper management and preservation of the Property.

          (j) OTHER RIGHTS AND AGREEMENTS. Any and all other rights of Borrower in and to the items set forth in SUBSECTIONS (A) THROUGH (I) above, and all amendments, modifications, replacements, renewals and substitutions thereof.

     Section 1.2 CONSIDERATION. This Assignment is made in consideration of that certain loan made by Lender to Borrower evidenced by the Note and secured by that certain Mortgage, Security Agreement and Fixture Filing, given by Borrower to or for the benefit of Lender, dated the date hereof, covering the Property and intended to be duly recorded (the "SECURITY INSTRUMENT"). The principal sum, interest and all other sums due and payable under the Note, the Security Instrument, this Assignment and the Other Security Documents (defined below) are collectively referred to as the "DEBT". The documents other than this Assignment, the Note or the Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender which wholly or partially secure or guarantee payment of the Debt are referred to herein as the "OTHER SECURITY DOCUMENTS".

     Section 1.3 TERMINATION OF ASSIGNMENT. Upon payment in full of the Debt, this Assignment shall become null and void and shall be of no further force and effect.

                                    ARTICLE 2

                               TERMS OF ASSIGNMENT

     Section 2.1 PRESENT ASSIGNMENT AND LICENSE BACK. The parties intend that this Assignment grants a present, absolute, and unconditional assignment of the Leases, Rents, Lease Guaranties and Bankruptcy Claims, Proceeds, and Other Rights and shall, immediately upon execution, give Lender the right to collect the Rents and other sums due under the Lease Guaranties and to apply them in payment of the Debt. Such assignment and grant shall continue in effect until the Debt is paid in full and all of the Other Obligations are fully satisfied. Subject to the provisions set forth herein and provided there is no Default (as defined below), Lender grants to Borrower a revocable license to enforce the Leases and collect the Rents as they become due (excluding, however, any Lease termination, cancellation or similar payments which Borrower agrees shall be delivered to Lender and held in the TI and Leasing Reserve (as defined in the Security Instrument)), and Borrower shall hold the same, in trust, to be applied first to the payment of all impositions, levies, taxes, assessments and other charges upon the Property, second to maintenance of insurance policies upon the Property required hereby, third to the expenses of Property operations, including maintenance and repairs required hereby, fourth to the payment of that portion of the Indebtedness then due and payable, and fifth, the balance, if any, to or as directed by Borrower. Borrower shall deliver such Rents to Lender as are necessary for the payment of principal, interest and other sums payable under the Loan Documents (as defined in the Security Instrument) as such sums become due.

     Borrower shall comply with and observe Borrower's obligations as landlord under all Leases. Borrower will not lease any portion of the Property for use which is not consistent with the permitted use of the Property, except with the prior written approval of Lender. Borrower, at Lender's request, shall furnish Lender with executed copies of all Leases, and all Leases and amendments thereto hereafter entered into will be on a form of Lease previously approved by Lender. All renewals of Leases and all proposed Leases for space in the Property shall provide for rental rates comparable to existing local market rates and shall be arms-length transactions.

     Section 2.2 NOTICE TO LESSEES. Borrower hereby agrees to authorize and direct the lessees named in the Leases or any other or future lessees or occupants of the Property and all

Lease Guarantors to pay over to Lender or to such other party as Lender directs all Rents and all sums due under any Lease Guaranties upon receipt from Lender of written notice to the effect that Lender is then the holder of the Security Instrument and that a Default exists, and to continue so to do until otherwise notified by Lender.

     Section 2.3 INCORPORATION BY REFERENCE. All representations, warranties, covenants, conditions and agreements contained in the Security Instrument as same may be modified, renewed, substituted or extended are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

                                    ARTICLE 3

                                    REMEDIES

     Section 3.1 REMEDIES OF LENDER. Upon and during the continuance of an Event of Default (as defined in the Security Instrument) (sometimes referred to herein as a "Default"), the license granted to Borrower in Section 2.1 of this Assignment shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents and sums due under any Lease Guaranties, whether or not Lender enters upon or takes control of the Property. In addition, Lender may, at its option, without waiving such Default, without notice and without regard to the adequacy of the security for the Debt, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court (which such appointment of receiver shall, upon application to a court of competent jurisdiction, be a matter of strict right, without notice), dispossess Borrower and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Borrower and its agents wholly therefrom, and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and sums due under all Lease Guaranties, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Lender and may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; (b) payment of all expenses for normal maintenance of the Property, and (c) the Debt, together with all costs and reasonable attorneys' fees. In addition, upon the occurrence of a Default, Lender, at its option, may (1) complete any construction on the Property in such manner and form as Lender deems advisable, (2) exercise all rights and powers of Borrower, including, without limitation, the right to negotiate, execute, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease

Guaranties, (3) either require Borrower to pay monthly in advance to Lender or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in possession of Borrower or (4) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

     Section 3.2 OTHER REMEDIES. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Note, the Security Instrument, or the Other Security Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof. The right of Lender to collect the Debt and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Borrower hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligations of Borrower under this Assignment, the Note, the Security Instrument, the Other Security Documents or otherwise with respect to the loan secured hereby in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Note, the Security Instrument, or any of the Other Security Documents (provided, however, that the foregoing shall not be deemed a waiver of Borrower's right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Borrower's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).

     Section 3.3 OTHER SECURITY. Subject to PARAGRAPH 3 of the Note, Lender may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

     Section 3.4 NON-WAIVER. The exercise by Lender of the option granted it in
SECTION 3.1 of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any default by Borrower under the Note, the Security Instrument, the Leases, this Assignment or the Other Security Documents. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Borrower shall not be relieved of Borrower's obligations hereunder by reason of
(a) the failure of Lender to comply with any request of Borrower or any other party to take any action to enforce any of the provisions hereof or of the Security Instrument, the Note or the Other Security Documents, (b) the release regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Note, the Security Instrument or the Other Security Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment. The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

     Section 3.5 BANKRUPTCY.

          (a) Upon or during the continuation of a Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

          (b) If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten (10) day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

     Section 3.6 SECURITY DEPOSITS. All security deposits of lessees, whether held in cash or any other form, shall be treated by Borrower as trust funds, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower in one or more segregated accounts at such commercial or savings bank or banks as is reasonably satisfactory to Lender. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under applicable legal requirements (a) shall be maintained in full force and effect unless replaced by cash deposits as hereinabove described, (b) shall be issued by an entity reasonably satisfactory to Lender, (c) shall, if permitted pursuant to legal requirements, name Lender as payee or beneficiary thereunder (or at Lender's option, subject to applicable Borrower requirements, be fully assignable to Lender), and (d) shall, in all respects, comply with applicable legal requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Default, Borrower shall, upon Lender's request, if permitted by applicable legal requirements, turn over to Lender the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Property, to be held by Lender subject to the terms of the Leases.

                                    ARTICLE 4

                        NO LIABILITY, FURTHER ASSURANCES

     Section 4.1 NO LIABILITY OF LENDER. This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Lender. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Property after a Default or from any other act or omission of Lender in managing the Property after a Default unless such loss is caused by the gross negligence, willful misconduct and bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any Lease Guaranties or under or by reason of this Assignment and Borrower shall, and hereby agrees, to indemnify, defend and hold Lender harmless from, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Lender by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties. Should Lender incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured by this Assignment and by the Security Instrument and the Other Security Documents and Borrower shall reimburse Lender therefor immediately upon demand and upon the failure of Borrower so to do Lender may, at its option, declare all sums secured by this Assignment and by the Security Instrument and the Other Security Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property, including without limitation the presence of any Hazardous Substances (as defined in the Security Instrument), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

     Section 4.2 NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed to consider Lender a mortgagee in possession in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

     Section 4.3 FURTHER ASSURANCES. Borrower will, at the cost of Borrower, and without expense to Lender, execute, acknowledge and deliver all and every such further acts, conveyances, assignment, notices of assignments, transfers and assurances as Lender shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

                                    ARTICLE 5

                            MISCELLANEOUS PROVISIONS

     Section 5.1 CONFLICT OF TERMS. In case of any conflict between the terms of this Assignment and the terms of the Security Instrument, the terms of the Security Instrument shall prevail.

     Section 5.2 NO ORAL CHANGE. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     Section 5.3 CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or interest therein", the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by the Security Instrument," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, the phrases "attorneys' fees" and "counsel fees" shall include any and all reasonable attorneys and paralegal fees and disbursements, and the word "Debt" shall mean the principal balance of the Note with interest thereon as provided in the Note and the Security Instrument and all other sums due pursuant to the Note, the Security Instrument, this Assignment and the Other Security Documents; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     Section 5.4 AUTHORITY. Borrower represents and warrants that it has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Borrower or the Property.

     Section 5.5 INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

     Section 5.6 COUNTERPARTS. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment.

     Section 5.7 CHOICE OF LAW. THIS ASSIGNMENT SHALL BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, PROVIDED, HOWEVER, THAT TO THE EXTENT THE MANDATORY PROVISIONS OF THE LAWS OF ANOTHER JURISDICTION RELATING TO
(I) THE PERFECTION OR THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTERESTS IN ANY OF THE PROPERTY, (II) THE LIEN, ENCUMBRANCE OR OTHER INTEREST IN THE PROPERTY GRANTED OR CONVEYED BY THIS ASSIGNMENT, OR (III) THE AVAILABILITY OF AND PROCEDURES RELATING TO ANY REMEDY HEREUNDER OR RELATED TO THIS ASSIGNMENT ARE REQUIRED TO BE GOVERNED BY SUCH OTHER JURISDICTION'S LAWS, SUCH OTHER LAWS SHALL BE DEEMED TO GOVERN AND CONTROL.

     Section 5.8 NOTICES. All notices required or permitted hereunder shall be given as provided in the Security Instrument.

     Section 5.9 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THIS ASSIGNMENT, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER ACKNOWLEDGES THAT NO PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN CONNECTION WITH THIS ASSIGNMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     Section 5.10 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     Section 5.11 HEADINGS, ETC. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     Section 5.12 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     Section 5.13 COSTS AND EXPENSES OF BORROWER. Wherever pursuant to this Assignment it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Lender, whether with respect to retained firms, the reimbursement of the reasonable expenses for in-house staff or otherwise.

     Section 5.14 SUCCESSORS AND ASSIGNS. Borrower may not assign its rights under this Assignment. Borrower hereby acknowledges and agrees that Lender may assign this Assignment without Borrower's consent. Subject to the foregoing, this Assignment shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns and any subsequent owner of the Property.

                         [THE REMAINDER OF THIS PAGE IS
                            INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Borrower has executed this instrument as of the day and year first above written.

                                        BORROWER:

                                        NNN Southpointe, LLC, a Delaware limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its manager


                                        By: /s/ Louis Rogers
                                            ------------------------------------
                                        Name: Louis Rogers
                                        Its: President

STATE OF CALIFORNIA   )
                      )SS.
COUNTY OF ORANGE      )

     On August 9, 2006, before me, J. Hu, Notary Public
                                   (Name, Title of Officer,e.g., "Jane Doe,
                                   Notary Public")
personally appeared Louis Rogers
                    Name(s) of Signer(s))

     [X]  personally known to me - OR -

     [ ]  proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

     Witness my hand and official seal.


                                        /s/ J. Hu
                                        ----------------------------------------
                                        (Signature of Notary)

(SEAL)

My Commission expires:
September 30, 2009


                                       B-2